October 6, 2009

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

Touchstone Sands Capital Institutional Growth Fund
Touchstone JSAM Institutional Large Cap Value Fund
Touchstone JSAM Institutional Value Fund
Touchstone Mazama Institutional Growth Fund

Supplement to Prospectus dated May 1, 2009

Notice of Change to Medallion Signature Guarantee Language

Please replace the section entitled “Signature Guarantees” on page 27 of the prospectus with the following:

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•	Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)
•	Proceeds are being sent to an address other than the address of record
•	Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account
•	Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request
•	Proceeds or shares are being sent/transferred between accounts with different account registrations

303 Broadway ● Suite 1100 ● Cincinnati, OH  45202-4203
Ph: 800.543.0407 ● www.touchstoneinvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.